Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Biotel Inc. Judy Naus Chief Financial Officer 651-286-8620

Biotel Inc. Announces Definitive Merger Agreement with CardioNet, Inc.

Eagan, MN, November 8, 2010 — CardioNet, Inc. (NASDAQ:BEAT), a leading wireless medical technology company with an initial focus on the diagnosis and monitoring of cardiac arrhythmias, announced today that the Company entered into a definitive merger agreement with Biotel Inc. (BTEL.OB) (“Biotel”) to acquire all of the outstanding shares of Biotel for $11 million, or $3.84 per share, before adjustments for working capital.  In connection with the merger agreement, the parties entered into a settlement agreement to dismiss the outstanding litigation between them, which will be effective as of the close of the merger.

The acquisition of Biotel, and the addition of its Braemar subsidiary’s wireless event monitor to the Company’s product portfolio, enhances CardioNet’s position in the field of wireless medicine.  The acquisition is also expected to provide entry into the clinical services market through Biotel’s subsidiary, Agility Centralized Research Services.  Agility provides event, Holter and twelve-lead ECG monitoring services to the medical device and pharmaceutical industries as well as to contract research and academic research organizations worldwide.

Under the terms of the merger agreement, CardioNet will acquire all of the outstanding shares of Biotel common stock for cash.  The transaction is subject to approval by Biotel’s shareholders and other customary closing conditions.  CardioNet and Biotel expect the transaction to close by December 31, 2010.

Joseph H. Capper, President and Chief Executive Officer of CardioNet, said, “We are pleased to announce this acquisition and the settlement of our litigation with Biotel.  They are an excellent fit for CardioNet with their wireless event monitor and clinical research capabilities.  We are also excited to welcome a management and development team which has a proven track record of bringing innovative products to market.  We look forward to leveraging the strengths of both companies to advance wireless medicine for the benefit of physicians and patients.”

Steven Springrose, President and Chief Executive Officer of Biotel, said “We are pleased to join CardioNet and its growth oriented, dynamic team.  As the world leader in wireless medicine, CardioNet validates the quality and performance of our products and services while providing a foundation for increasing growth.  Whether by expanding markets and distribution opportunities for Braemar products, increasing production volume, or growing Agility’s 24/7 clinical research services, CardioNet adds the scale and expertise to move our team forward.  Biotel and CardioNet are committed to the current Braemar and Agility customer base, and look forward to supplying them with a complete range of diagnostic equipment and services.”

About CardioNet

CardioNet is the leading provider of ambulatory, continuous, real-time outpatient management solutions for monitoring relevant and timely clinical information regarding an individual's health. CardioNet's initial efforts are focused on the diagnosis and monitoring of cardiac arrhythmias, or heart rhythm disorders, with a solution that it markets as Mobile Cardiac Outpatient TelemetryTM (MCOT™). More information can be found at http://www.cardionet.com.

About Biotel

Biotel Inc., through its subsidiaries, engages in the development, manufacture, testing and marketing of medical devices and related software products. It offers digital cardiac event recorder products and wireless event recorder products, which record heart functions over a month or longer time period to record infrequent events, such as arrhythmia.  Biotel also offers Holter recorders, and provides electrocardiogram data and management services used to evaluate cardiac conditions in conjunction with clinical trials on new medical devices and pharmaceuticals. Biotel is based in Eagan, Minnesota. More information can be found at http://www.biotelinc.com.

Biotel’s Forward-Looking Statements

This press release includes certain forward-looking statements regarding Biotel within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the completion of the acquisition of Biotel by CardioNet. These statements may be identified by words such as “expect,” “anticipate,” “estimate,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including important factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations. These factors include, among other things, the ability of CardioNet to complete the acquisition of Biotel. For further details and a discussion of these and other risks and uncertainties, please see Biotel’s public filings with the Securities and Exchange Commission, including Biotel’s latest periodic report on Form 10-K or 10-Q. Biotel undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Biotel Inc. intends to file with the Securities and Exchange commission a proxy statement and other relevant materials in connection with the merger. The proxy statement will be mailed to the shareholders of Biotel Inc. Investors and security holders of Biotel Inc are urged to read the proxy statement and other relevant materials when they become available because they contain important information about Biotel Inc. and the merger.

The proxy statement and other relevant materials (when they become available), and any other documents filed by Biotel Inc. with the Securities and Exchange commission, may be obtained free of charge at the SEC’s Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at Biotel Inc.’s Web site at www.biotelinc.com

Investors and security holders are urged to read the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the merger.

CardioNet’s Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding, among other things, the effect of the completion of the acquisition of Biotel on CardioNet’s business operations and financial results, our growth prospects, the prospects for our existing products and those we will acquire in the Biotel acquisition, and our confidence in the Company’s future. These statements may be identified by words such as “expect,” “anticipate,” “estimate,” “intend,” “plan,” “believe,” ”potential,” “promises” and other words and terms of similar meaning. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including important factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations. These factors include, among other things, the ability to complete the acquisition of Biotel and integrate its operations into CardioNet’s business, the effect of the implementation of CMS’ national price in 2011, the success of our efforts to address the operational issues, including cost savings initiatives, that affect our business, changes to reimbursement levels for our products, the success of our sales and marketing initiatives, our ability to attract and retain talented executive management and sales personnel, our ability to identify acquisition candidates, acquire them on attractive terms and integrate their operations into our business, the commercialization of new products, market factors, internal research and development initiatives, partnered research and development initiatives, competitive product development, changes in governmental regulations and legislation, the continued consolidation of payors, acceptance of our new products and services and patent protection and litigation. For further details and a discussion of these and other risks and uncertainties, please see our public filings with the Securities and Exchange Commission, including our latest periodic reports on Form 10-K and 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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